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                                                                                                            Exhibit 99.3

                                                   Agere Systems Inc.
                                       Unaudited Supplemental Segment Information
                                                  (dollars in millions)

                                                  Year Ended                   Quarter Ended              Year Ended
                                                 -------------  --------------------------------------  ---------------
                                                    Sep 30      Sep 30     Jun 30    Mar 31    Dec 31   Sep 30   Sep 30
                                                     2002        2002       2002      2002      2001     2001     2000
                                                     ----        ----       ----      ----      ----     ----     ----
Revenue
   Client ......................................    $1,259      $ 330      $ 330     $ 325     $ 274    $1,406   $1,649
   Infrastructure ..............................       664        161        168       164       171     1,480    1,866
                                                    ------      -----      -----     -----     -----    ------   ------
Total Revenue ..................................     1,923        491        498       489       445     2,886    3,515

Gross Profit - $
   Client ......................................       369        142         99        88        40       347      631
   Infrastructure ..............................       125         44         29        14        38       568      943
                                                    ------      -----      -----     -----     -----    ------   ------
Total Gross Profit - $ .........................       494        186        128       102        78       915    1,574

Gross Profit - %
   Client ......................................     29.3%      43.0%      30.0%     27.1%     14.6%     24.7%    38.3%
   Infrastructure ..............................     18.8%      27.3%      17.3%      8.5%     22.2%     38.4%    50.5%
                                                    ------      -----      -----     -----     -----    ------   ------
Total Gross Profit - % .........................     25.7%      37.9%      25.7%     20.9%     17.5%     31.7%    44.8%

Other Costs and Expenses
   Selling, general and administrative .........       325         63         70        91       101       510      504
   Research and development ....................       625        139        145       164       177       815      703
                                                    ------      -----      -----     -----     -----    ------   ------

Segment Operating Income (Loss)
   Client ......................................       (73)        51         (3)      (34)      (87)     (187)     133
   Infrastructure ..............................      (383)       (67)       (84)     (119)     (113)     (223)     234
                                                    ------      -----      -----     -----     -----    ------   ------
Total Segment Operating Income (Loss) ..........    $ (456)     $ (16)     $ (87)    $(153)    $(200)   $ (410)   $ 367
                                                    ======      =====      =====     =====     =====    ======   ======

Reconciliation of Segment Operating Income
(Loss) to Reported Operating Income (Loss):
Segment Operating Income (Loss) ................    $ (456)     $ (16)     $ (87)    $(153)    $(200)   $ (410)   $ 367
  Amortization of goodwill and other acquired
    intangibles ................................        35         11          8         8         8        80       46
  Purchased in-process research and development          -          -          -         -         -         -      105
  Restructuring and other charges - net ........       503        361         75         3        64       486        -
  Impairment of goodwill and other acquired
    intangibles ................................         -          -          -         -         -       267        -
  (Gain) loss on sale of operating assets - net       (299)       (54)         -      (246)        1        (4)       -
                                                    ------      -----      -----     -----     -----    ------   ------
Reported Operating Income (Loss) ...............    $ (695)     $(334)     $(170)    $  82     $(273) $ (1,239)   $ 216
                                                    ======      =====      =====     =====     =====    ======   ======

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